                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 5
                                ---------------



          THIS AMENDMENT NO. 5 (this "Agreement") is entered into as of April 24, 1998 by and among ABC Rail Products Corporation ("Rail"), ABC Deco Inc. ("Deco"), American System Technologies, Inc. ("AST;" AST, Rail and Deco being, collectively, the "Borrowers"), the financial institutions named on the signature pages hereto (collectively, the "Lenders") and American National Bank and Trust Company of Chicago, as agent for the Lenders (the "Agent").

                                    RECITALS
                                    --------

          A. The Agent, the Lenders and the Borrowers have entered into a Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as heretofore amended, supplemented or otherwise modified, the "Loan Agreement").

          B. The Borrowers have requested that the Agent and the Required Lenders agree to amend the Loan Agreement pursuant to the terms and subject to the conditions hereof.

          C. The Agent and the Required Lenders are willing to enter into this Agreement, but only on the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Terms defined in the Loan Agreement which are used herein shall have the same meaning as are set forth in the Loan Agreement for such terms unless otherwise defined herein.

          2. Amendments. Subject to Section 3 below, the Loan Agreement is hereby amended as follows:

          (a)  Section 1.1 is hereby amended as follows:

               (i) The following definition is added in the appropriate alphabetical order:

                    "'Wholly-Owned Subsidiary' shall mean any Subsidiary 100% of the outstanding capital stock of which is owned by Rail (directly or through one or more other Wholly-Owned Subsidiaries)."

               (ii) The definition of "Excluded Subsidiary" is hereby deleted.

               (iii) The definition of "Funded Debt" is hereby amended by deleting the following: "(other than Excluded Subsidiaries for all purposes of this Agreement except Subsection 8.13(D), but including Excluded Subsidiaries for purposes of Subsection 8.13(D))."

          (b) Clause (v) of Subsection 2.4(B)(i) is hereby amended by deleting "$10,000,000" and inserting in lieu thereof: "$30,000,000."

          (c)  Subsection 3.18 is hereby amended and restated as follows:

               "3.18 Certain Rail Mill Provisions.  Without limiting Subsection
          11.2 of the Agreement, the Borrowers will indemnify the Agent for all costs and expenses it may incur in connection with the Mortgagee Waiver and Intercreditor Agreement dated as of September 29, 1995 between Agent and Creditanstalt Corporate Finance, Inc., which costs and expenses will be payable on demand. The Purchase Agreement dated as of March 27, 1995 by and between Automated Machine Tools, Ltd. and Rail is no longer of any force or effect; no purchases of any property will be made thereunder; and any property heretofore purchased thereunder has been accurately described to the Agent and the Lenders in writing. Rail will cause all personal property and fixtures constituting part of the Rail Mill to be maintained separate from all other personal property and fixtures of Rail (and its Subsidiaries) and readily identifiable as distinct therefrom."

          (d) Subsection 6.11 is hereby amended by deleting the last sentence thereof.

          (e)  Subsection 6.12 is hereby amended and restated as follows:

               "6.12 Subsidiaries. Except as disclosed on Schedule 6.12 and except for Subsidiaries acquired in accordance with the terms of Subsection 8.3, such Borrower has no Subsidiaries."

          (f) Clauses A and B of Subsection 7.1 are hereby amended by deleting the following phrase each time it appears therein: "(other than Excluded Subsidiaries)."

          (g) Clause (H) of Subsection 7.1 is hereby amended and restated as follows:

               "(H) Joint Ventures. As soon as practicable, and in any event within ninety (90) days after the end of each fiscal year of each Joint

          Venture, statements of income, retained earnings and cash flow of each Joint Venture for such fiscal year and a balance sheet of such Joint Venture as of the end of such fiscal year, all in reasonable detail, audited by the Auditors, and certified as accurate by the chief financial officer or treasurer of such Person."

          (h) Clause (viii) of Subsection 8.1 is hereby amended and restated as follows: "[INTENTIONALLY OMITTED]."

          (i) Clause (iv) of Subsection 8.2 is hereby amended and restated as follows:

               "(iv) indebtedness expressly permitted to exist under the terms of Subsection 8.4."

          (j) Clause (v) of Subsection 8.2 is hereby amended and restated as follows: "[INTENTIONALLY OMITTED]."

          (k)  Subsection 8.3 is hereby amended and restated as follows:

          "8.3 Consolidations, Mergers or Acquisitions. Such Borrower shall not, and shall not permit any of its Subsidiaries to, recapitalize, consolidate with, merge with, or consummate an acquisition (an "Acquisition"), directly or indirectly, of all or substantially all of the business, assets or properties of any other Person or any division or line of business of any other Person or enter into any agreement with respect to any of the foregoing; provided, however, that (i) subject to the immediately following sentence, Deco may merge into Rail with Rail being the surviving entity, provided written notice thereof is promptly given to Agent; (ii) Rail or any Wholly-Owned Subsidiary may consummate an Acquisition and enter into an agreement to consummate an Acquisition if (a) the aggregate "Acquisition Price" (as defined below) with respect to any such Acquisition does not exceed $2,000,000; (b) the aggregate Acquisition Price with respect to all Acquisitions does not exceed $10,000,000;
(c) no Default or Event of Default exists immediately prior to, or would exist (determined on a pro forma basis) immediately after, such Acquisition; (d) Rail has provided written notice to Agent of such Acquisition as soon as practicable prior to consummation thereof; (e) Agent shall have a valid, first priority (subject to Subsection 8.1) perfected security interest in all personal property and fixtures acquired pursuant to such Acquisition and a valid, first priority (subject to Subsection 8.1) Mortgage on all real property acquired pursuant to such Acquisition, and all necessary or advisable actions in this regard shall have been completed at or prior to the time of consummation of such Acquisition to the reasonable satisfaction of Agent and its counsel (including, without limitation, satisfaction of the requirements of Subsection 5.2 and 5.3 hereof and execution and delivery of such security agreements or other documents as Agent may request); (f) concurrently with consummating such Acquisition, Rail causes the entity surviving such Acquisition to execute and deliver to Agent a guaranty, in form and substance acceptable to Agent, of all Liabilities (unless such surviving entity is Rail or a Subsidiary that has already delivered such a guaranty to Agent) and (g) Availability (with respect to Rail) immediately before and immediately after giving effect to such

Acquisition shall be not less than $10,000,000; and (iii) in addition to any Acquisition permitted under clause (ii) above, Rail or any Wholly-Owned Subsidiary may acquire 100% of the stock of, or all or substantially all of the assets of, SES Co., Inc., a Massachusetts corporation (the "SESCO Acquisition") on substantially the terms presented by Rail to the Lenders in its "Proposal for the Acquisition of SES Co., Inc. by American Systems Technologies, Inc." dated December, 1997 if (a) the aggregate Acquisition Price does not exceed $11,000,000 at the time of consummating such Acquisition plus common stock, to be issued by Rail after consummation of the Acquisition upon the occurrence of certain events, having a fair market value not in excess of $5,700,000 at the time of issuance , and (b) each of the conditions set forth in clauses (c), (d),
(e), (f) and (g) in the preceding clause (ii) above are satisfied with respect to the SESCO Acquisition. In the event Deco merges into Rail as contemplated by clause (i) above then, effective automatically and concurrently with such merger, (1) all obligations and liabilities of Deco in connection with this Agreement (including, without limitation all Liabilities of Deco) shall become obligations and liabilities of Rail, (2) Deco shall no longer be a "Borrower" under this Agreement, and (3) the additional modifications to the Agreement described in Schedule 8.3 hereto shall be effective. "Acquisition Price" shall mean, with respect to any Acquisition, the total consideration paid or payable by Rail or any Subsidiary in connection with such Acquisition including, without limitation, any and all cash, stock, assumed liabilities, deferred purchase price amounts, contingent purchase price amounts (based on the assumption that contingencies giving rise to the maximum amount payable actually occur) and amounts paid or payable in connection with any non-compete, consulting or similar arrangements entered into in connection with such Acquisition."

          (l)  Subsection 8.4 is hereby amended and restated as follows:

          "8.4 Investments or Loans. Such Borrower shall not, and shall not permit any of its Subsidiaries to, make or permit to exist investments or loans in or to any other Person, except (i) investments in short-term direct obligations of the United States Government, (ii) investments in negotiable certificates of deposit maturing within thirty (30) days from the date of issuance, issued by any Lender or an affiliate of any Lender or by any other federally insured bank (provided that any such investments do not exceed the limit of any such federal insurance) satisfactory to Agent, in its reasonable discretion, and payable to the order of such Borrower or any of its Subsidiaries or to bearer and delivered to Agent, (iii) investments in commercial paper issued by companies organized under the laws of the United States or any state thereof, maturing in ninety (90) days or less from the date of issuance, which at the time of acquisition by such Borrower or any such Subsidiary is rated A-1/P-1 by Standard & Poor's Rating Services (a division of McGraw-Hill Companies, Inc.) or Moody's Investor Services, Inc., (iv) demand deposits in banks and similar financial institutions in reasonable amounts necessary to such Borrower's and its Subsidiaries' operations, (v) advances and reimbursements for travel and expenses to such Borrower's or its Subsidiaries' officers, directors or employees in the ordinary course of business and consistent with past practices, (vi) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business, (vii) investments existing on the date hereof by such Borrower in its Subsidiaries and the Joint Ventures and described on Schedule 8.4, (viii) loans made from time to time by Rail to any Wholly-Owned Subsidiary, and loans made from time to time by any Wholly-Owned Subsidiary to Rail, provided that the aggregate outstanding principal amount of all such loans at no time exceeds $2,000,000, (ix) without limiting the foregoing clause (viii), (a) loans made from time to time by Rail to Deco, provided that (1) the aggregate outstanding principal amount of all such loans at no time exceeds $7,500,000, and (2) such loans are evidenced by a promissory note duly pledged to Agent to secure payment and performance of Rail's Liabilities, (b) loans made from time to time by Rail to AST, provided that (1) the aggregate outstanding principal amount of all such loans at no time exceeds $3,000,000, and (2) such loans are evidenced by a promissory note duly pledged to Agent to secure payment and performance of Rail's Liabilities, and (c) the loan made by Rail to its Wholly-Owned Subsidiary, United Railway Signal Group, in the original principal amount of $2,050,000 made on or about October 31, 1997, provided that (1) the aggregate outstanding principal amount of such loan at no time exceeds $2,050,000 minus the amount of all prepayments and repayments made thereon, and (2) such loans are evidenced by a promissory note duly pledged to Agent to secure payment and performance of Rail's Liabilities, and (x) additional investments not to exceed $100,000 in the aggregate for all Borrowers and their Subsidiaries at any time outstanding."

          (m)  Subsection 8.13 (C) is hereby amended and restated as follows:

          "(C) Capital Expenditures.  Incur or permit its Subsidiaries to incur
(i) Capital Expenditures (other than Capital Expenditures financed under Capitalized Leases): (a) in an aggregate amount (for Rail and all Subsidiaries) in excess of $12,000,000 during the period of March 1, 1998 through July 31, 1998; (b) in an aggregate amount (for Rail and all Subsidiaries) in excess of $25,000,000 during the period of August 1, 1998 through July 31, 1999; provided that Rail shall be permitted to incur additional Capital Expenditures during such period in an amount up to $10,000,000 for the sole purpose of funding the "Permatrack Project" (as such term is defined below); and (c) in an aggregate amount (for Rail and all Subsidiaries) in excess of $25,000,000 during any period of four consecutive Fiscal Quarters after July 31, 1999; provided, however, that in the event Rail and its Subsidiaries make Capital Expenditures in any period to which clauses (a), (b) and (c) above apply in an amount which is less than the maximum amount (exclusive of the additional $10,000,000 availability for the Permatrack Project) permitted under each such clause, then the maximum amount set forth in clauses (b) and (c), as the case may be, with respect to the following four consecutive Fiscal Quarter period (but only such following period) shall increase by an amount (the "Rollover Amount") equal to such difference, or if less, $5,000,000; it being understood that no Rollover Amount (if any) shall carry over for more than four consecutive Fiscal Quarters; or (ii) Capital Expenditures, financed under Capitalized Leases, of more than $2,000,000 in the aggregate for Rail and all Subsidiaries in any period of four consecutive Fiscal Quarters ending on or after July 31, 1995. The term "Permatrack Project" shall mean Rail's proposed line of business involving the manufacture and sale of heat treated and head-hardened rail to high speed heavy haul freight railroads as further described in the report entitled "Purchase of Permatrack Patents" provided by Rail to the Agent by letter dated as of April 24, 1998.

          (n) The definition of "EBITDA" set forth in Subsection 8.13 is hereby amended by deleting "(other than Excluded Subsidiaries)," and by deleting from clause (iii) thereof "or Excluded Subsidiaries" each time such phrase appears in such clause (iii).

          (o) The definition of "Interest Coverage Ratio" set forth in Subsection 8.13 is hereby amended by deleting the following: "(other than Excluded Subsidiaries)."

          (p) The definition of "Interest Expense" set forth in Subsection 8.13 is hereby amended by deleting the following: "(other than Excluded Subsidiaries)."

          (q) The definition of "Net Income" set forth in Subsection 8.13 is hereby amended by deleting the following: "(other than Excluded Subsidiaries for all purposes of this Agreement except Subsection 8.13(B)(ii), but including Excluded Subsidiaries for purposes of Subsection 8.13(B)(ii))."

          (r) Clause (B) of Subsection 8.16 is hereby amended by deleting the following: "Excluded."

          (s) Section 7 is hereby amended by adding after Subsection 7.12 the following:

               "7.13 Appraisal. On or before July 31, 1998, Rail shall deliver to Agent written appraisal reports of the value of all Equipment and all real property owned by Rail and all Subsidiaries, in each case reasonably satisfactory to Agent in form, scope and methodology and prepared by an appraiser reasonably satisfactory to Agent."

          (t) Paragraph 1 of Schedule 1.1A is hereby amended and restated as follows:

               "(1) The equipment and fixtures referenced in paragraph 2 of the letter from Rail to Agent dated as of April 24, 1998 (and summarized on Annex A-1 hereto) that are located at the property described in paragraph (2) below."

          (u) The Loan Agreement is further amended by (1) adding Schedule 8.3 hereto as Schedule 8.3 thereto, and (2) adding Annex A-1 hereto as Annex A-1 to
Schedule 1.1A of the Loan Agreement.

          3. Conditions. The terms of Section 2 above shall become effective as of the date hereof only when each of the following conditions have been completely satisfied as determined by the Agent in its sole discretion (the date of such satisfaction being hereinafter referred to as the "Effective Date"):

               (a) Documents. The Agent shall have received each of the following agreements, instruments and other documents, in each case in form and substance acceptable to the Agent:

               (i) eight (8) copies of this Agreement duly executed and delivered by each of the Borrowers and the Required Lenders;

               (ii) eight (8) copies of a Reaffirmation Agreement duly executed and delivered by each of the Borrowers and certain of their affiliates in the form of Exhibit A attached hereto;

               (iii) eight (8) copies of a certificate duly executed by the corporate secretary of each Borrower as to: (1) the resolutions adopted by its Board of Directors (and, if necessary, its shareholders) authorizing the execution, delivery and performance of this Agreement and the other agreements and instruments contemplated hereby and thereby, (2) the incumbency, names and signatures of the officers of such Borrower who are duly authorized to execute and deliver the foregoing items, and (3) the charter and by-laws of each such Borrower; and

               (iv) such other documents, certificates, agreements, opinions and items as the Agent may request in connection herewith.

          (b) Representations and Warranties; No Default. As of the Effective Date, the representations and warranties contained herein and in the Loan Agreement shall be true and complete, and no Default or Event of Default shall exist.

          (c) Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be in form and substance satisfactory to the Agent and the Required Lenders, as determined in their sole and absolute discretion.

     4.   Representations, Warranties and Agreements of the Borrowers.

          (a) Each of the Borrowers represents and warrants that: (1) the execution and delivery by such Borrower of this Agreement and the agreements and instruments contemplated hereby and the performance of each Borrower's obligations hereunder and thereunder: (i) are within the corporate powers of each Borrower; (ii) are duly authorized by the Board of Directors of each Borrower, and, if necessary, the stockholders of each Borrower; (iii) are not in contravention of the terms of the charter or by-laws of any Borrower, or of any contract, instrument, indenture or other agreement or undertaking to which any Borrower is a party or by which any Borrower or any of its property is bound or any judgment, decree or order applicable to any Borrower; (iv) do not require any governmental consent, registration or approval or any filing with or notice to any governmental entity or agency; (v) do not contravene any governmental restriction binding upon any Borrower; and (vi) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of any Borrower under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which any Borrower is a party or by which it or any of its property may be bound or affected; (2) this Agreement has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity; (3) the Loan Agreement, after giving effect hereto, constitutes the legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles; and (4) as of the date hereof, and (if different) as of the Effective Date, there exists no Default or Event of Default.

          (b) Each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements. Each of the Borrowers hereby agrees that all covenants, representations and warranties made in the Loan Agreement and all other Financing Agreements shall be deemed to have been remade as of the date hereof and (if different) the Effective Date.

     5.   Reference to the Effect on the Loan Agreement.

          (a) On and after the Effective Date, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and (ii) each reference to the Loan Agreement in all other Financing Agreements shall mean and be a reference to the Loan Agreement, as amended hereby.

          (b) Except as specifically amended above, the Loan Agreement, and all other Financing Agreements and other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of, or consent to and departure from, any provision of the Loan Agreement, any other Financing Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (without giving effect to conflicts of law principles) of the State of Illinois.

     7. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by any party of an executed counterpart hereof by telecopy of similar facsimile transmission shall constitute valid and effective delivery hereof by such party.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              ABC RAIL PRODUCTS CORPORATION


                              By: /s/ Robert Willmschen Jr.
                                  ___________________________________

                              Title: Chief Financial Officer
                                     ________________________________

                              ABC DECO INC.


                              By: /s/ Robert Willmschen Jr.
                                  ___________________________________

                              Title:__________________________________

                              AMERICAN SYSTEMS TECHNOLOGIES, INC.


                              By: /s/ Robert Willmschen Jr.
                                  ___________________________________

                              Title:__________________________________

                              AMERICAN NATIONAL BANK AND TRUST
                              COMPANY OF CHICAGO, individually and as
                              Agent


                              By: /s/ Donna H. Evans
                                  ___________________________________

                              Title: Vice President
                                     ________________________________

                              PNC BUSINESS CREDIT


                              By: Thomas Fischer
                                  ____________________________________

                              Title: Vice President
                                     _________________________________

                              LASALLE NATIONAL BANK


                              By: /s/ Terri Maurer
                                  _____________________________________

                              Title: Vice President
                                     __________________________________

                              NATIONSBANK GEORGIA, N.A.


                              By: /s/ Gaye Stathis
                                  _____________________________________

                                     Vice President
                              Title: __________________________________

                              MELLON BANK, N.A.


                              By: Thomas J. Bugieda
                                  _____________________________________

                                     Assistant Vice President
                              Title: __________________________________

                                                                       EXHIBIT A
                                                                       ---------



                                 See Attached.

                            REAFFIRMATION AGREEMENT
                            -----------------------


          This Reaffirmation Agreement ("Reaffirmation") is made as of April 24, 1998 by each of the undersigned (collectively, the "Undersigned") in favor of American National Bank and Trust Company of Chicago, as Agent.


                                    RECITALS
                                    --------


          A. The Undersigned are parties to one or more Financing Agreements (as defined in the Loan Agreement referenced below) in connection with that certain Second Amended and Restated Loan and Security Agreement dated as of January 31, 1997 (as amended, supplemented or otherwise modified, the "Loan Agreement"; terms defined in the Loan Agreement have the same meaning herein unless otherwise defined).

          B. The Undersigned desire that the Agent and the Lenders enter into that certain Amendment No. 5 dated as of the date hereof among the Agent, the Borrowers and the Required Lenders (the "Amendment").

          C. The Agent and the Required Lenders are willing to enter into the Amendment only if, among other things, the Undersigned execute and deliver this Reaffirmation.

          NOW, THEREFORE, in consideration of the facts recited above, to induce the Agent and the Lenders to enter into the Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned each agree as follows:

          1. The Undersigned each hereby ratify and reaffirm all of their respective obligations and liabilities arising under, or relating to, each Financing Agreement to which it is a party, in each case, after giving effect to the Amendment, and each of the Undersigned further agree that each Financing Agreement to which it is a party shall remain in full force and effect in accordance with its terms, after giving effect to the Amendment.

          2. Without limiting the foregoing, the term "Loan Agreement" and each similar reference to the Loan Agreement as used in each Financing Agreement shall mean and include the Loan Agreement as amended by the Amendment.

          3. The execution, delivery and effectiveness of the Amendment and the agreements and instruments contemplated thereby shall not diminish, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under any Financing Agreement except to the extent of the waivers expressly set forth in the Amendment.

          4.   Notice of acceptance hereof is hereby waived by the Undersigned.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed and delivered as of the date first above written.

                              ABC RAIL PRODUCTS CORPORATION

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     CHIEF EXECUTIVE OFFICER
                              Title:______________________________________

                              ABC RAIL PRODUCTS CHINA INVESTMENT
                              CORPORATION

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     CHAIRMAN
                              Title:______________________________________

                              ABC RAIL BRAKE SHOE HOLDINGS, INC.

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     PRESIDENT
                              Title:______________________________________

                              ABC DECO INC.

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     CHAIRMAN
                              Title:______________________________________

                              AMERICAN SYSTEMS TECHNOLOGIES, INC.

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     CHAIRMAN
                              Title:______________________________________

                              UNITED RAILWAY SIGNAL GROUP, INC.

                                  /s/ D.W. GRINTER
                              By:_________________________________________
                                     CHIEF EXECUTIVE OFFICER
                              Title:______________________________________

                                  ANNEX A- 1                             5/14/98
                                  ----------



------------------------------------------------------------------------------------------------
           ITEM                                                       Total P.O.      Actual Pd.
     Machines/Equipment                        Vendor                   Issued         To Date
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Cranes                                      Illinois Crane            567,913.64      559,910.99
------------------------------------------------------------------------------------------------
Rail Car Mover (Diesel)                     Ricci & Co.                98,512.50       98,512.50
------------------------------------------------------------------------------------------------
Saw-Drill for Rail & D-Bar (Saw #1)         Centro Metalcut         1,450,000.00    1,354,264.50
------------------------------------------------------------------------------------------------
Metalcut IIIP H.S.S. Saw (Saw #2)           Centro Matalcut           991,975.39      805,736.00
------------------------------------------------------------------------------------------------
Bender                                      Williams White            214,350.00      171,480.00
------------------------------------------------------------------------------------------------
D-Bar Mill                                  Versamill                 449,750.00      404,775.00
------------------------------------------------------------------------------------------------
D-Bar Fixtures-Magnetic chucks              Tecnomagnette              76,200.00       75,700.00
------------------------------------------------------------------------------------------------
SNK Gantry Milling Machine 90' for rails    Gulf Components         1,884,000.00    1,884,000.00
------------------------------------------------------------------------------------------------
SNK Rebuild & Modify (for rails)            MTR Ravensburg          2,455,537.00    2,446,857.90
------------------------------------------------------------------------------------------------
100 HP Heads                                Devlieg/Futuremill        804,448.00      710,400.00
------------------------------------------------------------------------------------------------
SNK Fixtures-Magnetic Chucks                Tecnomagnette             440,000.00      418,000.00
------------------------------------------------------------------------------------------------
Other
  Roofing Solutions                                                   514,897.00      514,897.00
------------------------------------------------------------------------------------------------
  Kirivan (heating)                                                   105,000.00      105,000.00
------------------------------------------------------------------------------------------------
  Turner Machinery (gantry)                                            95,000.00       95,000.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Total                                                              10,147,583.53    9,644,533.89
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

                                  SCHEDULE 8.3
                                  ------------

          Provided below are certain amendments to the Agreement that pursuant to Subsection 8.3 thereof will automatically become effective upon the merger (if any) of Deco with and into Rail as contemplated by Subsection 8.3 thereof.

          1. The definition of "Borrower" set forth in Subsection 1.1 is amended and restated as follows: "Borrower" shall mean each of Rail and AST, individually, and "Borrowers" shall mean "Rail and AST, collectively."

          2.   The definition of "Inventory Sublimit" set forth in Subsection
1.1 is amended and restated as follows: "Inventory Sublimit" shall mean, with respect to Rail, the "Rail Inventory Sublimit" (as defined in Subsection 2.4 hereof).

          3.   Subsection 2.4 (B)(ii) is amended and restated as follows:
"[INTENTIONALLY OMITTED]."

          4. Subsection 5.1 is amended by deleting the words "and Deco" and inserting in lieu thereof: "and AST."

          5. Subsection 8.4 is amended by deleting clause (ix)(a) and inserting in lieu thereof: "[INTENTIONALLY OMITTED]."

          6. Subsection 9.1(D), Subsection 9.1(M) and Subsection 11.6(C) are each amended by deleting the words "Deco and."

          7.   Subsection 11.17(iv) is amended by deleting the words "Deco or."

          8.   Schedules 6.1, 6.5, 6.7, 6.8, 6.12, 6.16 are each amended by deleting the references to "Deco" therein and the information set forth therein that specifically and exclusively applies to Deco.